UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 30, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Hembree

On November 30, 2012, ADK Hembree Road Property, LLC (“ADK Hembree”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), acquired (the “Hembree Acquisition”) from JRT Group Properties, LLC (“JRT”), pursuant to that certain Purchase Agreement between ADK Hembree and JRT, dated as of June 4, 2012, certain land, buildings, improvements, furniture and fixtures comprising Building 1145 of the Offices at Hembree, a condominium used by the Company as administrative offices located in Roswell, Georgia (the “Hembree Facility”), for an aggregate purchase price of $1,083,781.24.  In connection with the Hembree Acquisition, ADK Hembree issued a promissory note in favor of Fidelity Bank for a principal amount of $1,050,000 (the “Note”).  The Note is secured by a first priority lien on the Hembree Facility.  The proceeds of the Note were used to fund part of the purchase price of the Hembree Acquisition.

The Company has unconditionally guaranteed all amounts owing under the Note.  In connection with entering into the Note, the Company and Hembree, as applicable, entered into deeds to secure debt, security agreements and environmental indemnities each containing customary terms and conditions.

In addition, Christopher Brogdon, the Company’s Vice Chairman and Chief Acquisition Officer and a beneficial owner of greater than 10% of the Company’s common stock, has unconditionally guaranteed all amounts owing under the Note.  For a further description of the Company’s relationship with Mr. Brogdon, see the information set forth in: (i) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2012; (ii) the section entitled “Notes to Consolidated Financial Statements — Note 21. Related Party Transactions” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011; and (iii) the section entitled “Item 15. Related Party Transactions” of the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 30, 2012.

APH&R Loan Modification

On November 30, 2012, APH&R Property Holdings, LLC (“APH&R”), a wholly owned subsidiary of the Company, on the one hand, and Metro City Bank (“Metro”), on the other hand, entered into a First Modification of Note and First Modification of Mortgage and Security Agreement (“Modification Agreement”) which amends that certain Promissory Note and Mortgage and Security Agreement (“Mortgage Agreement”), dated as of April 30, 2012, between APH&R and Metro.  The Modification Agreement amends the Mortgage Agreement to extend the maturity date of the note and mortgage to December 31, 2012.  The Modification Agreement did not change the maximum amount that may be borrowed under the Mortgage Agreement by APH&R, which remains at $3,425,500.

Jeffersonville Sublease

On December 1, 2012, ADK Georgia, LLC (“ADK Georgia”), a wholly owned subsidiary of the Company, entered into a Sublease Agreement (the “Sublease”) with Jeff Co. Nursing, LLC (the “Sublessee”).  Pursuant to the Sublease, the Sublessee has agreed to sublease a 131-bed skilled nursing facility located in Jeffersonville, Georgia (the “Jeffersonville Facility”) from ADK Georgia.

The Sublease is subject to the terms of the master lease between William M. Foster and ADK Georgia, LLC, dated August 1, 2010 (as amended, the “Master Lease”).  The Sublease term will expire on July 31, 2020 and the Sublessee will be required to make lease payments of $550,200 per annum, payable monthly (the “Sublease Rent Amount”).  The Sublease Rent Amount paid by the Sublessee is equal to the rent amount paid by the Company to lease the Jeffersonville Facility under the Master Lease.

At Market Sales Agreement

On November 30, 2012, the Company executed an At Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”), pursuant to which the Company may issue and sell shares (the “Preferred Shares”) of the Company’s 10.875% Series A Cumulative Redeemable Preferred Stock, no par value per share and liquidation preference of $25.00 per share (the “Series A Preferred Stock”), from time to time through MLV as its sales agent.  The Series A Preferred Stock is not, pursuant to its terms, convertible into or exchangeable for any other securities or property.

If the Company sells any Preferred Shares pursuant to the Sales Agreement, such Preferred Shares will be issued pursuant to a prospectus supplement that the Company would file at a future date with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-184534), which became effective on October 30, 2012.

Future sales of the Preferred Shares pursuant to the Sales Agreement, if any, may be effected by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, directly on the NYSE MKT LLC or any other existing trading market for the Series A Preferred Stock or through a market maker other than on an exchange. MLV will make all sales, if any, using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

Under the Sales Agreement, MLV will be entitled to aggregate compensation equal to 4% of the gross proceeds from the sale of the Preferred Shares sold pursuant to the Sales Agreement, if any. The Company has no obligation to sell any Preferred Shares under the Sales Agreement. The Company has agreed in the Sales Agreement to provide indemnification and contribution to MLV against certain liabilities, including liabilities under the Securities Act. In addition, the Company has agreed, under certain circumstances, to reimburse a portion of the expenses of MLV in connection with the offering pursuant to the Sales Agreement, if any, up to a maximum amount of $25,000.

The offering of the Preferred Shares pursuant to the Sales Agreement, if any, will terminate upon the earlier of (1) the sale of all Series A Preferred Stock subject to the Sales Agreement through MLV on the terms and subject to the conditions set forth in the Sales

Agreement and (2) termination of the Sales Agreement. The Sales Agreement may be terminated by the Company or MLV, each in its sole discretion, at any time by giving notice to the other party.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated by reference.

Item 2.03                                           Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the captions “Hembree” and “APH&R Loan Modification” are incorporated herein by this reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

1.1                                           At Market Issuance Sales Agreement, dated November 30, 2012, by and between AdCare Health Systems, Inc. and MLV & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

1.1                               At Market Issuance Sales Agreement, dated November 30, 2012, by and between AdCare Health Systems, Inc. and MLV & Co. LLC.